EATON VANCE SENIOR INCOME TRUST

Supplement to Prospectus dated February 28, 2019

Effective March 1, 2019, Andrew N. Sveen will join the portfolio management team of Eaton Vance Senior Income Trust. Mr. Sveen has been employed by Eaton Vance for more than five years and also manages other Eaton Vance floating-rate loan funds and/or portfolios.

February 28, 2019